SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2007 (November 29, 2007)

JUMA TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.'s actual results to differ from management's current expectations are contained in Juma Technology Corp.'s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01.    Entry into a Material Definitive Agreement

On November 29, 2007, the Company entered into the material agreements described in Item 3.02 below. Prior to the entry into the Note Purchase Agreement (as defined below), there was no material relationship between the Company and the Purchaser (as defined below) under the Note Purchase Agreement, except to the extent that the Purchaser had previously provided financing to the Company in August 2007, which financing was the subject of a Current Report on Form 8-K filed with the Commission on August 22, 2007.

Item 2.03.    Creation of a Direct Financial Obligation

On November 29, 2007, the Company entered into agreements that create material direct financial obligations. The agreements are more fully described in Item 3.02 below. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.

Item 3.02.    Unregistered Sales of Securities

On November 29, 2007, the Company entered into a Note and Warrant Purchase Agreement (the “Note Purchase Agreement”) with Vision Opportunity Master Fund, Ltd. (the “Purchaser”) with respect to the sale of notes in an aggregate principal amount of up to $6,000,000. Also on November 29, 2007, the Company entered into Amendment No. 1 to the Note Purchase Agreement (“NPA Amendment No. 1”). A copy of the Note Purchase Agreement and NPA Amendment No. 1 is attached hereto as Exhibits 4.1 and 4.2, respectively. Under the Note Purchase Agreement, as amended, the Company executed and delivered to Vision Opportunity Master Fund, Ltd. (a) the Company’s $2,500,000 principal amount, senior secured 10% convertible promissory note (the “Note”), (b) the Company’s $600,000 principal amount, senior secured 10% convertible promissory note (the “Replacement Note” and, collectively with the Note, the “Notes”), (c) one warrant to purchase an aggregate of 7,300,000 shares of the Company’s common stock (the “Warrant”) and (d) one warrant to purchase an aggregate of 1,000,000 shares of the Company’s common stock (the “November Warrant” and, collectively with the Warrant, the “Warrants”). The Note Purchase Agreement, as amended, contemplates two other tranches, the closing with respect to such tranches scheduled to take place in March and June 2008. At each such subsequent closing, the Company would issue an additional promissory note to the Purchaser in the principal amount of $1,450,000. Each such subsequent closing is subject to the Company complying with certain covenants and meeting certain conditions under the Note Purchase Agreement, as amended.

The Company anticipates that the proceeds from sale of the Notes and Warrants will be used to pay off a $350,000 line of credit from M&T Bank, to pay payroll and other employment related obligations, and for general corporate purposes. The expenses of this tranche of this financing were approximately $46,000, which included professional and due diligence fees of approximately $16,000. The net proceeds to the Company from this tranche were approximately $3,054,000.

The sale of the Notes and Warrants were made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended. In this regard, the Company relied on the representations of the Purchaser contained in the Note Purchase Agreement, as amended.

The Notes accrue interest at 10% per annum from the date of issuance, and are payable, at the Company’s option, in cash or shares of its common stock, quarterly in arrears commencing on December 31, 2007 and on the last business day of each of March, June, September, and December so long as any principal amount of the Notes remain outstanding. The maturity date of the Notes is thirty-six months from the issuance date. A copy of each of the Notes is attached hereto as Exhibits 4.3 and 4.4, respectively.

The Note contains various events of default such as failing to make a payment of principal or interest when due, which if not cured, would require the Company to repay the holder immediately the outstanding principal sum of and any accrued interest on the Notes. Each Note requires the Company to prepay under the Note if certain “Triggering Events” or “Major Transactions” occur while the Note is outstanding.

The holders of the Notes are entitled to convert the Notes into shares of the Company’s common stock at any time. Based on the fixed conversion price of $0.75 per share, the Notes in the aggregate principal amount of $3,100,000 are convertible into 4,133,333 shares of common stock. The conversion price of the Notes is subject to adjustment such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the Purchaser’s securities holdings. In addition, if the Company, under certain specified circumstances, should issue shares of common stock below the conversion price of the Notes, the conversion price will be reduced accordingly.

The Company’s obligations under the Notes are secured by the grant of a security interest in favor of the Purchaser in all of its assets. Under the Security Agreement, a copy of which is attached hereto as Exhibit 4.5, the collateral agent, acting on behalf of the Purchaser, has certain rights and remedies upon the occurrence and continuance of an event of default.

The Purchaser was issued the following Series A Warrants by the Company: (a) a Warrant for the exercise of 7,300,000 shares of the Company’s common stock (the “Warrant”) and (b) a Warrant for the exercise of 1,000,000 shares of common stock (the “November Warrant” and, collectively with the Warrant, the “Warrants”). A copy of each of the Warrants is attached hereto as Exhibits 4.6 and 4.7, respectively. The Warrants entitle the holders thereof to purchase shares of the Company’s common stock at an exercise price of $.90 per share; the term of the Warrants is five years. The exercise price of the Warrants is subject to adjustment in a manner similar to the adjustments described above.

The holders of the Note and Warrants have agreed to restrict their ability to convert the Note or exercise their Warrants and receive shares of the Company’s common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then-issued and outstanding shares of common stock.

On November 29, 2007, the Company and the Purchaser entered into a Registration Rights Agreement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.8. Commencing six months after the date of the Registration Rights Agreement, upon demand by the holders of a majority-in-interest of the common stock underlying the Note and Warrant, the Company will have 45 days to file a registration statement (the “Filing Date”). Ordinarily, the registration statement must be declared effective within the earlier of (a) the 90th day following the Filing Date (or in the event the registration statement receives a “full review” by the Commission, the 110th day following the Filing Date) (the “Effectiveness Date”). If the registration statement is not filed by the Filing Date or if the registration statement is not declared effective by the Effective Date or if certain other specified events occur, the Company is required to pay as partial liquidated damages to the holders of the securities, in registered shares of common stock or in cash, at the Company’s option, a sum equal to two percent of the holders’ initial investment in the Note per month, but in no event shall the liquidated damages exceed eighteen percent of the holders’ initial investment. Also on November 29, 2007, the Company and the Purchaser entered into Amendment No. 1 to the Registration Rights Agreement (“RRA Amendment No. 1”), pursuant to which the Company agreed to provide the Purchaser with registration rights under the Registration Rights Agreement for all shares of common stock issuable upon exercise of the November Warrant and conversion of the Replacement Note. A copy of RRA Amendment No. 1 is attached hereto as Exhibit 4.9.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the execution and delivery of the Note Purchase Agreement, Joseph Cassano, David Giangano, and Frances Vinci resigned as directors of the Company and Mr. Giangano resigned as the Company’s President and Chief Executive Officer. Similarly, Robert Rubin, Anthony M. Servidio, and David Skirloff were appointed as directors of the Company to fill such vacancies, effective the date of the first closing under the Note Purchase Agreement. Each director is to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified. Mr. Servidio, in addition to being appointed as Chairman of the Company’s board of directors, also was appointed to serve as the Company’s Chief Executive Officer to serve as such at the pleasure of the Company’s board of directors, upon such other terms and subject to such other conditions, as the Company’s board of directors or its delegate may agree.

Also in connection with the execution and delivery of the Note Purchase Agreement, Joseph Fuccillo, currently a director of the Company and the Company’s Chief Technology Officer, was appointed to serve as the Company’s President, and Richard Patton was appointed to serve as the Company’s Chief Operating Officer. Messrs. Fuccillo and Patton each are to serve as such at the pleasure of the board of directors, upon such other terms and subject to such other conditions, as the board of directors or its delegate may agree.

Following is a brief description of the business experience of each new officer and director for the past five years:

Name	Age	Office Currently Held
Anthony M. Servidio	62	Chairman and Chief Executive Officer
Joseph Fuccillo	34	President
Richard Patton	51	Chief Operating Officer
Robert Rubin	67	Director
David Skriloff	41	Director

Anthony M. Servidio. Mr. Servidio joined Juma Technology as CEO in November 2007, after serving as a strategic advisor to the firm since July 2007. Mr. Servidio has a distinguished career in the telecommunications and information technology industries, having contributed to growth and value creation in a variety of roles. From June 2006 to June 2007, Mr. Servidio was Senior Vice President, Strategic Markets, for WestCom Corporation, a telecommunications company providing voice, data and converged IP solutions to the global financial services community. WestCom was sold to IPC Communications in June 2007. From June 2005 to June 2006, Mr. Servidio was President of Cymtec Systems, a network security solutions technology company. From March 2002 to June 2005, Mr. Servidio ran global sales for Moneyline Telerate, which was the world’s third largest financial market data company, before its sale to Reuters in 2004. Prior to Moneyline, Mr. Servidio was Senior Vice President, Global Banking and Finance Solutions, for Global Crossing. Mr. Servidio joined Global Crossing when the company acquired IXnet, a company he helped found in 1995, and grew from its inception to a business generating over $300 million in annual revenues, offering network and advanced trader voice solutions through its combination with IPC. Prior to establishing IXnet, Mr. Servidio was Vice President of Sales for WorldCom, leading its Global Banking and Finance team. Mr. Servidio’s previous missions included sales and management roles with RCA Global Communications, a large Global Telecommunications service provider, where Mr. Servidio began his career in 1965.

Joseph Fuccillo. Mr. Fuccillo has been the Company’s President since November 2007, a Director since November 2006 and the Company’s Chief Technology Officer since 2003. Prior to becoming Chief Technology Officer, Mr. Fuccillo served as Senior Vice President at Xand Corporation, an IT hosting and managed services provider, from 1999 to 2003. During his tenure at Xand, Mr. Fuccillo was credited with building the company's IT hosting business into a $10 million revenue unit. In 1998, Mr. Fuccillo founded Incisive Technologies, an independent IT consultancy and value-added reseller that provided systems design and implementation services. From 1995 to 1998, Mr. Fuccillo led the technology team at Westcon, a distributor of high-end network and related security products. Mr. Fuccillo began his career as a communications analyst with Orange and Rockland Utilities in 1993. He received a Bachelor of Science degree in Electrical Engineering from Manhattan College and is a certified technician in a variety of areas.

Richard Patton. Prior to joining the Company, Mr. Patton was the President of Government Telecommunications, Inc. from July 2005 to June 2007. From December 2004 to June 2005, he was a consultant for Izar Associates focused on Alert Messaging products. Prior to Izar, Mr. Patton was the President of Millivision, Inc from November 2002 to November 2004. Mr. Patton has a BS in Mechanical Engineering and MS in Computer Science from Fairleigh Dickinson University.

Robert Rubin. Mr. Rubin has been the Chief Financial Officer of Solar Thin Films, Inc. (OTCBB: SLTN.OB) since August 2007. He served as Chairman and President of Solar Thin from January 1996 until June 2006 and as CEO from January 1996 until October 2006. He has been a director of Solar Thin since May 1991. Mr. Rubin also has served as the CEO, Chairman and sole director and officer of MIT Holding, Inc. (OTCBB: MITD.OB) since April 2007. Mr. Rubin served as a director of Western Power & Equipment Corp. (OTCBB:WPEC.OB) from November 1992 to February 2005. Mr. Rubin has operated and financed numerous companies including Lifetime Corporation (f/k/a Superior Care, Inc.), for which he was the founder, President, Chief Executive Officer and a director from its inception in 1976 until May 1986, when he resigned as an executive officer. Mr. Rubin continued as a director of Lifetime Corporation until the latter part of 1987. In 1993, Lifetime was sold to Olsten Corporation, a NYSE-listed company.

David Skriloff. Mr. Skriloff currently is a managing director at Vision Capital Advisors, LLC, a position he has held since January 2006. Prior to joining Vision, Mr. Skriloff was a managing director at Duncan Capital, from January 2004 to December 2005. Prior to Duncan, Mr. Skriloff was EVP of Business Development for Millivision, Inc. from September 2001 to December 2003. Prior to Millivision Mr. Skriloff was the CFO of the NASDAQ-quoted global telecommunications company, eGlobe, Inc. from January 2000 to July 2001. Mr. Skriloff earned a BS in Electrical Engineering from Carnegie-Mellon University in 1987 and an MBA from NYU in 1992.

Item 8.01.    Other Events.

On December 5, 2007, the Company issued a press release announcing that it had closed under the Note Purchase Agreement described above in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
4.1	Note and Warrant Purchase Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Exhibit A thereto

4.2	Amendment No. 1, dated as of November 29, 2007, to Note and Warrant Purchase Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Exhibit A thereto

4.3	10% Senior Secured Convertible Promissory Note in the aggregate principal amount of $2,500,000 dated as of November 29, 2007

4.4	10% Senior Secured Convertible Promissory Note in the aggregate principal amount of $600,000 dated as of November 14, 2007

4.5	Security Agreement, dated as of November 29, 2007, among the Company, AGN Networks, Inc. and Vision Capital Advisors, LLC, in its capacity as collateral agent

4.6	Series A Warrant for the purchase of 7,300,000 shares of common stock issued November 29, 2007

4.7	Series A Warrant for the purchase of 1,000,000 shares of common stock issued November 14, 2007

4.8	Registration Rights Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Schedule 1 thereto

4.9	Amendment No. 1, dated November 29, 2007, to Registration Rights Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Schedule 1 thereto

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: December 5, 2007

EXHIBIT INDEX

Exhibit Number	Description
4.1	Note and Warrant Purchase Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Exhibit A thereto

4.2	Amendment No. 1, dated as of November 29, 2007, to Note and Warrant Purchase Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Exhibit A thereto

4.3	10% Senior Secured Convertible Promissory Note in the aggregate principal amount of $2,500,000 dated as of November 29, 2007

4.4	10% Senior Secured Convertible Promissory Note in the aggregate principal amount of $600,000 dated as of November 14, 2007

4.5	Security Agreement, dated as of November 29, 2007, among the Company, AGN Networks, Inc. and Vision Capital Advisors, LLC, in its capacity as collateral agent

4.6	Series A Warrant for the purchase of 7,300,000 shares of common stock issued November 29, 2007

4.7	Series A Warrant for the purchase of 1,000,000 shares of common stock issued November 14, 2007

4.8	Registration Rights Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Schedule 1 thereto

4.9	Amendment No. 1, dated November 29, 2007, to Registration Rights Agreement dated as of November 29, 2007 among the Company and the Purchasers Listed on Schedule 1 thereto

99.1	Press Release